UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________
FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 28, 2015
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CHART INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-11442	34-1712937
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Infinity Corporate Centre Drive, Suite 300, Garfield Heights, Ohio	44125
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (440) 753-1490

NOT APPLICABLE
(Former name or former address, if changed since last report)
_____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

Chart Industries, Inc. (the “Company”) held its 2015 annual meeting of stockholders on May 28, 2015. At the Company’s annual meeting of stockholders the following matters were submitted to a vote:

•	the election of eight directors for a term of one year;

•	the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015; and

•	the approval, on an advisory basis, of the Company’s executive compensation.

As of the record date of March 31, 2015, there were 30,539,182 shares of common stock outstanding and entitled to vote at the meeting. The holders of 27,757,839 shares were represented in person or by proxy at the meeting, constituting a quorum.

At the annual meeting, all of the proposals were approved as recommended to stockholders in the proxy statement for the meeting. All the directors were elected, the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2015 was ratified, and the compensation of the Company’s named executive officers as disclosed in the proxy statement was approved on an advisory basis.

The vote with respect to the election of directors was as follows:

Election of Directors	For	Withheld	Broker Non-Votes
Samuel F. Thomas	24,140,719	386,948	3,230,172
W. Douglas Brown	24,355,440	172,227	3,230,172
Richard E. Goodrich	24,468,663	59,004	3,230,172
Terrence J. Keating	24,354,855	172,812	3,230,172
Steven W. Krablin	24,100,223	427,444	3,230,172
Michael W. Press	24,355,300	172,367	3,230,172
Elizabeth G. Spomer	24,360,119	167,548	3,230,172
Thomas L. Williams	24,400,436	127,231	3,230,172

The vote with respect to the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm was as follows:

	For	Against	Abstain	Broker Non-Votes
Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm	27,660,972	86,015	10,852	—

The advisory vote with respect to the approval of the compensation of the Company’s named executive officers was as follows:

	For	Against	Abstain	Broker Non-Votes
Approval, on an Advisory Basis, of the Company’s Executive Compensation	24,136,539	365,637	25,491	3,230,172

Consistent with the advisory vote on the frequency of future votes on executive compensation held in 2011, the Company plans to hold an annual advisory vote on executive compensation.

For information on how the votes for the above matters were tabulated, see the Company’s definitive proxy statement used in connection with the annual meeting of stockholders held on May 28, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.
Date: May 28, 2015
By: /s/ Matthew J. Klaben Matthew J. Klaben Vice President, General Counsel and Secretary

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